Exhibit 99.3

Reconciliation of Income (Loss) from Continuing Operations to Recurring Earnings
(UNAUDITED)

	2002					2003
(Dollars in millions, except for per-share amounts)	1st Qtr(1)	2nd Qtr(1)	3rd Qtr(1)	4th Qtr(1)	Year(1)	1st Qtr(1)	2nd Qtr(1)	3rd Qtr	4th Qtr	Year
Income (loss) from continuing operations(2)	$46.5	($335.8)	($171.2)	($151.2)	($611.7)	($39.3)	$116.2	$22.8	($96.8)	$2.9
Preferred stock dividends	69.7	6.8	6.8	6.8	90.1	6.8	22.7	—	0.0	29.5

Income (loss) from continuing operations available to common stockholders	($23.2)	($342.6)	($178.0)	($158.0)	($701.8)	($46.1)	$93.5	$22.8	($96.8)	($26.6)

Income (loss) from continuing operations — diluted earnings per share	($0.05)	($0.65)	($0.34)	($0.31)	($1.35)	($0.09)	$0.18	$0.04	($0.19)	($0.05)

Nonrecurring items:
Power
Hazelton plant expansion write-off	—	—	3.3	—	3.3	—	—	—	—	—
Strategic realignment-related charges	—	—	5.2	—	5.2	—	—	—	—	—
Impairments and loss accruals for commitments	—	—	—	—	—		—	—	—	—
related to assets to have been used in power projects	—	81.8	11.5	50.8	144.1	—	—	—	—	—
Impairment of goodwill(3)	—	57.5	—	3.0	60.5	—	—	—	45.0	45.0
Reversal of Energy Capital Mezzanine Financing accrual	—	(7.0)	—	(6.2)	(13.2)	—	—	—	—	—
Write-off of costs associated with termination of certain projects	—	8.9	(1.0)	—	7.9	—	—	—	—	—
Early retirement expenses	—	4.2	—	—	4.2	—	—	—	—	—
Severance accrual	—	3.0	—	—	3.0	—	0.6	—	—	0.6
Worthington impairment	—	—	—	44.7	44.7	—	—	—	—	—
Capstone stock write-down(3)	—	—	—	2.0	2.0	—	—	—	—	—
Thermogas casualty and environmental costs and claim	—	—	—	4.0	4.0	—	—	—	—	—
Loss on Gulfmark JV dissolution	—	—	—	5.7	5.7	—	—	—	—	—
Accelerated compensation expense associated with workforce reductions	—	—	—	—	—	11.8	—	—	—	11.8
Loss accrual for regulatory issues(3)	—	—	—	—	—	—	20.0	—	—	20.0
Prior period item correction(4)	—	—	—	—	—	—	(105.0)	—	—	(105.0)
Gain on sale of Jackson EMC power contracts	—	—	—	—	—	—	(175.0)	(13.0)	—	(188.0)
Gain on sale of crude contracts and pipeline	—	—	—	—	—	—	(7.1)	—	—	(7.1)
Gain on sale of eSpeed stock	—	—	—	—	—	—	—	(13.5)	—	(13.5)
Hazelton impairment	—	—	—	—	—	—	—	—	44.1	44.1
California rate refund and other accrual adjustments(5)	—	—	—	—	—	—	—	—	33.3	33.3

Total Power nonrecurring items	—	148.4	19.0	104.0	271.4	11.8	(266.5)	(26.5)	122.4	(158.8)
Gas Pipeline
Cross Bay write-off	—	—	1.6	—	1.6	—	—	—	—	—
Gain on sale of Northern Border Limited Partnership units	—	—	(8.7)	—	(8.7)	—	—	—	—	—
Net impairment on investment Alliance US sale	—	—	11.6	(1.2)	10.4	—	—	—	—	—
Loss on sale of Cove Point	—	—	3.7	—	3.7	—	—	—	—	—
Strategic realignment-related charges	—	—	4.5	—	4.5	—	—	—	—	—
Construction completion fee — received	—	(27.4)	—	—	(27.4)	—	—	—	—	—
Write-offs of terminated gas pipeline projects	—	12.3	—	—	12.3	—	—	—	—	—
Early retirement expenses	—	10.7	—	—	10.7	—	—	—	—	—
Loss accrual for regulatory issue	—	—	—	17.0	17.0	—	—	—	—	—
SCADA property write-off	—	—	—	4.7	4.7	—	—	—	—	—
Write-off of Oneline information system project	—	—	—	—	—	—	25.5	—	—	25.5
Severance accrual	—	—	—	—	—	—	0.9	—	—	0.9

Total Gas Pipeline nonrecurring items	—	(4.4)	12.7	20.5	28.8	—	26.4	—	—	26.4
Exploration & Production
(Gain) loss on sale of certain E&P properties	(3.9)	—	3.8	1.1	1.0	—	(91.5)	—	—	(91.5)
Gain on sale of Anadarko	—	—	(21.6)	0.2	(21.4)	—	—	—	—	—
Gain on sale of Jonah	—	—	(122.3)	2.0	(120.3)	—	—	—	—	—
Strategic realignment-related charges	—	—	0.1	—	0.1	—	—	—	—	—
Early retirement expenses	—	0.4	—	—	0.4	—	—	—	—	—

Total Exploration & Production nonrecurring items	(3.9)	0.4	(140.0)	3.3	(140.2)	—	(91.5)	—	—	(91.5)

	2002					2003
(Dollars in millions, except for per-share amounts)	1st Qtr(1)	2nd Qtr(1)	3rd Qtr(1)	4th Qtr(1)	Year(1)	1st Qtr(1)	2nd Qtr(1)	3rd Qtr	4th Qtr	Year
Midstream Gas & Liquids
Impairment of WS-1 building	—	—	2.4	—	2.4	—	—	—	—	—
Strategic realignment-related charges	—	—	1.5	—	1.5	—	—	—	—	—
Impairment of Canadian assets(3)	—	—	—	115.0	115.0	—	—	—	—	—
Impairment of Kansas-Hugoton facilities as assets held for sale	—	4.8	1.1	—	5.9	—	—	—	—	—
Impairment of investment in Aux Sable	—	—	—	—	—	—	8.5	5.6	—	14.1
Early retirement expenses	—	0.8	—	—	0.8	—	—	—	—	—
La Maquina depreciable life adjustment	—	—	—	—	—	—	—	4.2	—	4.2
Gain on sale of West Texas LPG Pipeline, L.P.	—	—	—	—	—	—	—	(11.0)	—	(11.0)
Impairment of Canadian assets	—	—	—	—	—	—	—	—	41.7	41.7
Gain on sale of wholesale propane	—	—	—	—	—	—	—	—	(16.2)	(16.2)

Total Midstream Gas & Liquids nonrecurring items	—	5.6	5.0	115.0	125.6	—	8.5	(1.2)	25.5	32.8
Other
Gain on sale of Mazeikiu Nafta	—	—	(58.5)	—	(58.5)	—	—	—	—	—
Strategic realignment-related charges	—	—	4.9	—	4.9	—	—	—	—	—
Early retirement expenses	—	6.5	—	—	6.5	—	—	—	—	—
Impairment of Wiljet assets/investments	—	—	2.1	—	2.1	—	—	—	—	—
Impairment of Augusta refinery assets	—	—	—	3.0	3.0	—	—	—	—	—
Impairment of Longhorn and Aspen project(6)	—	—	—	—	—	—	49.6	—	—	49.6
Gain on sale of butane blending inventory	—	—	—	—	—	—	—	(9.2)	—	(9.2)

Total Other nonrecurring items	—	6.5	(51.5)	3.0	(42.0)	—	49.6	(9.2)	—	40.4

Nonrecurring items included in segment profit (loss)	(3.9)	156.5	(154.8)	245.8	243.6	11.8	(273.5)	(36.9)	147.9	(150.7)
Nonrecurring items below segment profit (loss)
Estimated loss on realization of amounts from WilTel Communications Group, Inc. (Investing income (loss) — Corporate)	232.0	15.0	22.9	(1.2)	268.7	—	—	—	—	—
Costs associated with business & liquidity issue resolution (Interest accrued, minority interest, and other income (expense) — net — Various)	—	—	21.7	—	21.7	—	—	—	—	—
Strategic realignment-related charges (General corporate expenses)	—	—	3.6	—	3.6	—	—	—	—	—
Corporate asset impairments (Other income (expense) — net — Corporate)	—	—	4.0	—	4.0	—	—	—	—	—
Convertible preferred stock dividends(3)(Preferred stock dividends — Corporate)	69.4	—	—	—	69.4	—	13.8	—	—	13.8
Gain on disposition of Prudential shares received from demutualization (Other income	—	—	—	—	—	—	—	—	—	—
(expense) — net — Gas Pipeline)	—	(11.0)	—	—	(11.0)	—	—	—	—	—
Early retirement expense (General corporate expenses)	—	6.2	—	—	6.2	—	—	—	—	—
Write-off of James River accrued dividends/investment (Other income (expense) — net -	—	—	—	—	—	—	—	—	—	—
Corporate)	—	—	—	8.5	8.5	—	—	—	—	—
Impairment of cost based investments(3) (Investing income (loss) -Various)	—	—	—	—	—	—	19.1	2.3	—	21.4
Severance accrual (General corporate expenses)	—	—	—	2.7	2.7	—	3.0	—	—	3.0
Executive retirement expenses (General corporate expenses)	—	—	—	2.2	2.2	—	—	—	—	—
Deferred stock award modification (General corporate expenses)	—	—	—	(1.1)	(1.1)	—	—	—	—	—
Impairment of Algar Telecom investment (Investing income (loss) — International)	—	—	—	—	—	12.0	—	1.2	—	13.2
Write-off of capitalized debt expense (Interest accrued — Corporate)	—	—	—	—	—	—	14.5	—	—	14.5
Debt tender offer premiums and adjustments (Other income (expense) — net — Corporate)	—	—	—	—	—	—	—	—	66.8	66.8

	301.4	10.2	52.2	11.1	374.9	12.0	50.4	3.5	66.8	132.7
Total nonrecurring items	297.5	166.7	(102.6)	256.9	618.5	23.8	(223.1)	(33.4)	214.7	(18.0)
Tax effect for above items	83.5	39.5	(39.2)	52.4	138.4	9.1	(113.3)	(13.7)	61.3	(56.6)

Recurring income (loss) from continuing operations	$190.8	($215.4)	($241.4)	$46.5	($221.7)	($31.4)	($16.3)	$3.1	$56.6	$12.0

Recurring diluted earnings per common share	$0.37	($0.41)	($0.47)	$0.09	($0.43)	($0.06)	$(0.03)	$0.01	$0.11	$0.02

Weighted-average shares — diluted (thousands)	521,240	520,427	516,901	517,104	516,793	517,652	534,839	524,711	518,502	518,137

(1)	Amounts have been restated to reflect certain operations as discontinued operations.

(2)	Includes $126.8 million positive valuation adjustment associated with agreement to terminate contract with Allegheny in second quarter 2003.

(3)	No tax benefit

(4)	Power recognized $80.7 million of revenue in the second quarter of 2003 from a correction of the accounting treatment previously applied to certain third party derivative contracts during 2002 and 2001. Results for 2003 include $105 million of revenue related to these prior period items, of which $24 million was recorded prior to the correction.

(5)	For $5.6 million, no tax benefit

(6)	For $20.2 million, no tax benefit

Reconciliation of Segment Profit (Loss) to Recurring Segment Profit (Loss)
(UNAUDITED)

	2002					2003
(Dollars in millions)	1st Qtr**	2nd Qtr**	3rd Qtr**	4th Qtr**	Year**	1st Qtr**	2nd Qtr**	3rd Qtr	4th Qtr	Year
Segment profit (loss):
Power *	$283.1	$(497.5)	$(387.6)	$(22.8)	$(624.8)	$(136.4)	$348.0	$43.9 *	$(121.3)*	$134.2
Gas Pipeline	134.7	141.1	147.2	122.1	545.1	151.2	113.9	141.4	148.4	554.9
Exploration & Production	106.5	92.4	228.2	81.5	508.6	113.8	178.7	58.8	50.1	401.4
Midstream Gas & Liquids	53.0	45.6	111.6	(27.0)	183.2	116.2	49.6	74.3	45.9	286.0
Other	(8.8)	(3.7)	47.4	(20.8)	14.1	4.8	(51.7)	4.1	(7.7)	(50.5)

Total segment profit (loss)	$568.5	$(222.1)	$146.8	$133.0	$626.2	$249.6	$638.5	$322.5	$115.4	$1,326.0

Nonrecurring adjustments:
Power	$—	$148.4	$19.0	$104.0	$271.4	$11.8	$(266.5)	$(26.5)	$122.4	$(158.8)
Gas Pipeline	—	(4.4)	12.7	20.5	28.8	—	26.4	—	—	26.4
Exploration & Production	(3.9)	0.4	(140.0)	3.3	(140.2)	—	(91.5)	—	—	(91.5)
Midstream Gas & Liquids	—	5.6	5.0	115.0	125.6	—	8.5	(1.2)	25.5	32.8
Other	—	6.5	(51.5)	3.0	(42.0)	—	49.6	(9.2)	—	40.4

Total segment nonrecurring adjustments	$(3.9)	$156.5	$(154.8)	$245.8	$243.6	$11.8	$(273.5)	$(36.9)	$147.9	$(150.7)

Recurring segment profit (loss):
Power *	$283.1	$(349.1)	$(368.6)	$81.2	$(353.4)	$(124.6)	$81.5	$17.4	$1.1	$(24.6)
Gas Pipeline	134.7	136.7	159.9	142.6	573.9	151.2	140.3	141.4	148.4	581.3
Exploration & Production	102.6	92.8	88.2	84.8	368.4	113.8	87.2	58.8	50.1	309.9
Midstream Gas & Liquids	53.0	51.2	116.6	88.0	308.8	116.2	58.1	73.1	71.4	318.8
Other	(8.8)	2.8	(4.1)	(17.8)	(27.9)	4.8	(2.1)	(5.1)	(7.7)	(10.1)

Total recurring segment profit (loss)	$564.6	$(65.6)	$(8.0)	$378.8	$869.8	$261.4	$365.0	$285.6	$263.3	$1,175.3

Note:	Segment profit (loss) includes equity earnings (losses) and certain income (loss) from investments reported in investing income (loss) in the Consolidated Statement of Operations. Equity earnings (losses) are from investments accounted for under the equity method. Income (loss) from investments results from the management of investments in certain equity instruments.

*	Power’s segment profit includes the effect of intercompany interest rate swaps entered into with the corporate parent.

**	Amounts have been restated to reflect certain operations as discontinued operations.